SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

 Current Report Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): April 19, 2000

                            Cox Communications, Inc.
                   ------------------------------------------
             (Exact name of Registrant as specified in its charter)

                                    Delaware
                              --------------------
         (State or other jurisdiction of incorporation or organization)



                                1-6590 58-2112288
                        ------------- -------------------
        (Commission File Number) (I.R.S. Employer Identification Number)


                              1400 Lake Hearn Drive
                             Atlanta, Georgia 30319
               ------------------------------------ -------------
               (Address of principal executive offices) (Zip Code)


                                 (404) 843-5000
                             -----------------------
              (Registrant's telephone number, including area code)





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Item 5.           Other Events.


         This Current Report on Form 8-K is being filed to incorporate by reference certain documents into Cox's registration statement on Form S-3 (Registration No. 333-82575) in connection with the sale by Cox on April 19, 2000 of $1,643,617,000 aggregate original principal amount at maturity of Exchangeable Subordinated Discount Debentures due 2020 ( the "Discount Debentures"). A copy of Cox's press release announcing consummation of the Discount Debenture offering is being filed as exhibit 99.1 to this report. For information about the Discount Debentures and the offering of the Discount
Debentures, see Cox's final prospectus supplement, dated April 13, 2000, as supplemented and filed with the SEC pursuant to Rule 424(b)(5) on April 18, 2000.


         The Discount Debentures are listed on the New York Stock Exchange under the trading symbol "COX DC20."


Item 7.           Financial Statements and Exhibits


         (a)      Not applicable.


         (b)      Not applicable.


         (c)        Exhibits:

                           1.1 Purchase Agreement, dated as of April 13, 2000, among Cox Communications, Inc., Credit Suisse First Boston Corporation and Merrill Lynch & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated relating to the issuance and sale of the Discount Debentures.

                           4.1 Indenture, dated as of June 27, 1995, between Cox Communications, Inc. and the Bank of New York, as trustee (incorporated by reference to Cox's registration statement on Form S-1, file no. 33-99116).

                           4.2 Third Supplemental Indenture, dated as of April 19, 2000, between Cox Communications, Inc. and the Bank of New York, as trustee.

                           4.3  Form  of  Discount  Debentures  (included  as an
exhibit to the Third Supplemental Indenture).

                           99.1     Press Release dated April 20, 2000.






                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                        COX COMMUNICATIONS, INC.


         Dated:  April 24, 2000                      By:    /s/ Andrew A. Merdek
                                                         -----------------------
                                                                Andrew A. Merdek
                                                                 Secretary